UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POSITIVEID CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

William J. Caragol

President and Chief Financial Officer

July 15, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PositiveID Corporation, or the Company, which will be held on August 26, 2011, at 9:00 a.m., Eastern Standard Time, at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

The enclosed notice of meeting identifies each business proposal for your action. These proposals and the vote the Board of Directors recommends are:

Proposal		Recommended Vote

1.	Election of six directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;	FOR

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011;	FOR

3.	Approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan;	FOR

4.

Authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board; and

FOR

5.	To transact such other business as may properly come before the meeting or at any adjournment thereof.	FOR

A Notice of Annual Meeting, a form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company’s stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the meeting as described above.

Sincerely,

WILLIAM J. CARAGOL

President and Chief Financial Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 26, 2011

TO THE STOCKHOLDERS OF POSITIVEID CORPORATION:

The 2011 Annual Meeting of Stockholders of PositiveID Corporation, a Delaware corporation, or the Company, whose headquarters are located in Delray Beach, Florida, will be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, on August 26, 2011, at 9:00 a.m., Eastern Standard Time, for the following purposes:

1.   To elect six directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.   To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011;

3.   To approve and adopt the PositiveID Corporation 2011 Stock Incentive Plan;

4.  To authorize the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board; and

5.   To transact such other business as may properly come before the meeting and at any adjournment thereof.

The Board of Directors has fixed the close of business on July 1, 2011 as the record date for the determination of stockholders entitled to receive notice of the meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company’s common stock as of the close of business on July 1, 2011 for inspection during normal business hours at the offices of the Company, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 for ten business days prior to the meeting. This list will also be available at the meeting.

By Order of the Board of Directors

WILLIAM J. CARAGOL

President and Chief Financial Officer

Delray Beach, Florida

July 15, 2011

EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on August 26, 2011

The proxy statement, proxy card and annual report to stockholders are available at: www.positiveidcorp.com

PositiveID Corporation

1690 South Congress Avenue, Suite 200

Delray Beach, Florida 33445

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 26, 2011

The Board of Directors of PositiveID Corporation, a Delaware corporation, or the Company, whose principal executive office is located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at our 2011 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held at our principal executive offices, on August 26, 2011, at 9:00 a.m., Eastern Standard Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed to our stockholders on or about July 20, 2011.

Voting and Revocability of Proxies

All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the Annual Meeting pursuant to this solicitation.

In voting on the election of six directors to serve until the 2012 Annual Meeting of Stockholders, stockholders may vote in one of the three following ways:

1.   in favor of the nominees,

2.   withhold votes as to all the nominees, or

3.   withhold votes as to a specific nominee.

In voting on the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2011, the approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan, and the authorization of our Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a  reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board, stockholders may vote in one of the following ways:

1.   in favor of the proposal,

2.   against the proposal, or

3.   abstain from voting on the proposal.

Stockholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2011, FOR the approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan, and FOR the authorization of our Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board.

In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), by voting in person at the Annual Meeting or by submitting a written notice, bearing a later date than the proxy, addressed to Secretary, PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

A quorum must be present at the Annual Meeting. According to our bylaws, the presence in person or by proxy of the holders of shares representing a majority of the voting power of all the outstanding shares of capital stock entitled to vote at the Annual Meeting will constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum.

If a quorum is present at the Annual Meeting, the six nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes.

Approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan and approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2011 will require the affirmative votes of the holders of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. For each of these proposals, abstentions and broker non-votes will not count as votes cast for the proposals and accordingly will have no effect.

Authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board, will require the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.  For this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the internet are set forth on the proxy card.

Record Date and Share Ownership

Under our bylaws, the record date can be no more than 60 and no less than 10 days before the Annual Meeting. Owners of record of our shares of common stock at the close of business on July 1, 2011, will be entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of our common stock on such date is entitled to one vote for each share of common stock so held.

As of the close of business on July 1, 2011, there were 40,705,076 shares of common stock outstanding entitled to vote at the Annual Meeting. A majority of the 40,705,076 shares must be present, in person or by proxy, to conduct business at the Annual Meeting.

For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Expenses of Solicitation

We will bear the expense of solicitation of proxies. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the Annual Meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

TABLE OF CONTENTS

		Page
1.	Election of Directors	1

	Corporate Governance, Board of Directors and Committees	3
	Executive Officers	7
	Security Ownership of Certain Beneficial Owners and Management	7
	Executive Compensation	9
	Certain Relationships and Related Party Transactions	15
	Audit Committee Report	19

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011	20

3.	Approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan	21

4.	Authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board	29

	Other Matters	37

(Proposal 1)

ELECTION OF DIRECTORS

Proposal

Our Board of Directors currently consists of seven directors, whose term will expire at the Annual Meeting.  Steven R. Foland's term as a director will not continue past the Annual Meeting.  The Board of Directors has recommended that the following six directors be re-elected to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified:

Name	Positions with the Company
Scott R. Silverman	Chairman of the Board and Chief Executive Officer
William J. Caragol	President, Chief Financial Officer and Director
Jeffrey S. Cobb	Director
Barry M. Edelstein	Director
Michael E. Krawitz	Director
Ned L. Siegel	Director

Scott R. Silverman, 47, has served as our chairman of our Board of Directors since November 12, 2008 and as our chief executive officer since August 27, 2009.  He previously served as our acting president from March 2007 through May 4, 2007, as our chief executive officer from December 5, 2006 through July 18, 2008, as chairman of our Board of Directors from March 2003 through July 18, 2008 and as a member of our Board of Directors from February 2002 through July 18, 2008. He also served as our chief executive officer from April 2003 to June 2004. He served as the chairman of the Board of Directors of Digital Angel Corporation, or Digital Angel, from March 2003 through July 3, 2007, and served as chief executive officer of Digital Angel from March 2003 to December 5, 2006, and as acting president of Digital Angel from April 2005 to December 5, 2006.  Mr. Silverman served as the chairman of Steel Vault Corporation, our now wholly-owned subsidiary, or Steel Vault, from January 2006 until November 11, 2009.  He served as a member of the Board of Directors of Gulfstream International Group, Inc. from September to October, 2010.  Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania. The Board of Directors nominated Mr. Silverman because of his past experience as a chairman and chief executive officer of Digital Angel, our former parent company, as well as his years of oversight and senior management experience of companies in the technology industry.

William J. Caragol, 44, has served as our president and chief financial officer since November 11, 2009, and previously served as acting chief financial officer since January 2009, president since May 2007, chief financial officer since August 2006, and treasurer since December 2006.  Mr. Caragol served as Steel Vault’s president and a member of its board of directors from December 3, 2008 and as acting chief financial officer from October 24, 2008 until November 11, 2009 when Steel Vault became our wholly-owned subsidiary. Mr. Caragol served as acting chief executive officer of Steel Vault from October 24, 2008 until December 3, 2008 when he was appointed chief executive officer. From July 2005 to August 2006, he served as the chief financial officer of Government Telecommunications, Inc., a company under common control with us at the time. Mr. Caragol served as a member of the Board of Directors of Gulfstream International Group, Inc.  from September to October, 2010.  He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting. The Board of Directors nominated Mr. Caragol as a director and he holds the positions of president and chief financial officer because of his past experience as a senior executive of other companies in the technology industry.

Jeffrey S. Cobb, 49, has served as a member of our Board of Directors since March 2007. Mr. Cobb is the chief operating officer of IT Resource Solutions.net, Inc. Prior to April 2004, Mr. Cobb was the executive vice president and chief operating officer of SCB Computer Technology Inc. Mr. Cobb served as a member on the Board of Directors of Steel Vault from March 2004 through July 22, 2008. Mr. Cobb earned his Bachelor of Science in Marketing and Management from Jacksonville University. Mr. Cobb was nominated to the Board of Directors because of his management and business development experience in technology companies.

Barry M. Edelstein, 48, has served as a member of our Board of Directors since January 2008. Mr. Edelstein serves as managing partner of Structured Growth Capital, Inc, a boutique investment banking firm. Mr. Edelstein served as acting president and chief executive officer of Destron Fearing Corporation (formerly known as Digital Angel Corporation), or Destron Fearing, from August 2007 until December 2007. Mr. Edelstein has served as the chairman of ScentSational Technologies, LLC since 2002. Mr. Edelstein has a bachelor’s degree in business administration from Drexel University and received his law degree from Widener University School of Law. Mr. Edelstein was nominated to the Board of Directors because of his past experience as a president and chief executive officer, as well as his years of oversight and senior management experience.

Michael E. Krawitz, 41, has served as a member of our Board of Directors since November 2008. He currently serves as chief executive officer of PEAR, LLC, a provider of green retrofitting and renewable energy.  From January 2010 until February 2011, he served as chief executive officer of Florida Sunshine Investments I, Inc. He previously served as the chief executive officer and president of Digital Angel Corporation from December 2006 to December 2007, executive vice president from March 2003 until December 2006, and as a member of its Board of Directors from July 2007 until December 2007. Mr. Krawitz served as a member on the Board of Directors of Steel Vault from July 23, 2008 until November 11, 2009. Mr. Krawitz earned a bachelor of arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994. Mr. Krawitz was nominated to the Board of Directors due to his past experience as a chief executive officer of Digital Angel, our former parent company, as well as his experience as an attorney.

Ned L. Siegel, 59, has served as a member of our Board of Directors since February 2011.  He has served as President of the Siegel Group, Inc. since September 1997, and Managing Member of the Siegel Consulting Group, LLC since November 2009, which provide real estate development and realty management services.  From October 2007 until January 2009, he served as United States Ambassador to the Commonwealth of the Bahamas.  From September 2006 until January 2007, he served as Senior Advisor to the United States Mission for the 61st Session of the United Nations General Assembly.  From January 2003 until October 2007, Mr. Siegel was a member of the Board of Directors of the Overseas Private Investment Corporation.  From 2003 until 2007, he served as a member of the Board of Directors of the Caswell-Massey Company, Ltd., a world-wide quality bath and body, home fragrance and gifts company.  Mr. Siegel was appointed Vice Chairman of Alternative Fuels Americas, Inc. in January of 2011. Mr. Siegel earned a bachelor of arts degree from the University of Connecticut in 1973 and a juris doctorate from the Dickinson School of Law in 1976.  Mr. Siegel was nominated to the Board of Directors due to his past experience with government appointments and services and his managerial experience.

Vote Required

To approve this proposal, the affirmative vote of a plurality of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the election of a director. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the proposal to elect six directors.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR Scott R. Silverman, William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Michael E. Krawitz and Ned L. Siegel to hold office until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Board Composition and Leadership Structure

Our Board of Directors currently consists of seven members: Scott R. Silverman, William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Steven R. Foland, Michael E. Krawitz and Ned L. Siegel. Our Board of Directors has determined that five of our seven directors, Messrs. Cobb, Edelstein, Foland, Krawitz and Siegel, are independent under the standards of the Nasdaq Capital Market.   For transactions, relationships or arrangements that were considered by the Board of Directors in determining the independence of our Board of Directors, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” below.

Our chief executive officer, Mr. Silverman, also currently serves as the Chairman of our Board of Directors.  Our Board of Directors has determined to not maintain a lead independent director at this time.  The Board of Directors believes its leadership structure is appropriate in helping guide us through our transition in to a next generation healthcare and information management company.  In addition, as discussed below, we have three standing Board of Directors committees, all of which are comprised entirely of independent directors. We believe that this leadership structure has been effective for us by providing clear and unified leadership through a single chief executive officer and Chairman of our Board of Directors, but whose power is balanced by having independent members on the Board of Directors who, through the presiding committee chairs, have input into the meeting agendas and the other important responsibilities. While we believe this structure is currently the most effective for us, the Board of Directors has no mandatory policy with respect to the separation of the offices of Chairman and the chief executive officer.

Board’s Role in Risk Oversight

Our Board of Directors is responsible for risk oversight as part of its fiduciary duty of care to effectively monitor business operations. Our Board of Directors administers its risk oversight function as a whole and through its committees. For example, the audit committee discusses with management our major risk exposures, their potential financial impact on us and our risk mitigation strategies. In addition, our whistleblower procedure contained in our Code of Conduct and Corporate Ethics General Policy Statement states notice of a financial matter that may be inappropriate should be sent anonymously to the chair of the audit committee.  Furthermore, the audit committee and the nominating and governance committee are responsible for the enforcement of our Code of Ethics for Senior Financial Officers.

Committees and Meetings of the Board

The Board of Directors held eleven meetings and acted by unanimous written consent in lieu of a meeting nine times during 2010.  During 2010, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned. We encourage each member of our Board of Directors to attend our Annual Meeting of Stockholders. At our 2010 Annual Meeting of Stockholders, two of our directors were present.

Our Board of Directors has the authority to appoint board committees to perform certain management and administrative functions. Our Board of Directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The members of each committee are appointed annually by the Board of Directors.

Audit Committee

Our audit committee currently consists of Steven R. Foland, Jeffrey S. Cobb and Ned L. Siegel. Mr. Foland chairs the audit committee.  As Mr. Foland's term as a director will not continue past the Annual Meeting, we expect that Mr. Edelstein will replace Mr. Foland as the chair of the audit committee. Our Board of Directors has determined that each of the members of our audit committee is “independent,” as defined under, and required by, the federal securities laws and the rules of the SEC, including Rule 10A-3(b)(i) under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, as well as the listing standards of the Nasdaq Capital Market. Our Board of Directors has determined that each of Messrs. Foland and Edelstein qualify as an “audit committee financial expert” under applicable federal securities laws and regulations, and has the “financial sophistication” required under the listing standards of the Nasdaq Capital Market. During 2010, our audit committee held five meetings. A copy of the current audit committee charter is available on our website at www.positiveidcorp.com.

The audit committee assists our Board of Directors in its oversight of:

•

our accounting, financial reporting processes, audits and the integrity of our financial statements;

•

our independent auditor’s qualifications, independence and performance;

•

our compliance with legal and regulatory requirements;

•

our internal accounting and financial controls; and

•

our audited financial statements and reports, and the discussion of the statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit and non-audit services to be provided to us by our independent auditors must be approved in advance by our audit committee, other than de minimis non-audit services that may instead be approved in accordance with applicable rules of the Securities and Exchange Commission, or SEC.

Compensation Committee

Our compensation committee currently consists of Jeffrey S. Cobb, Barry M. Edelstein and Michael E. Krawitz. Mr. Krawitz chairs the compensation committee. Our Board of Directors has determined that each of the members of our compensation committee is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market.   During 2010, our compensation committee held four meetings and acted by unanimous written consent in lieu of a meeting four times. A copy of the current compensation committee charter is available on our website at www.positiveidcorp.com.

Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:

•

reviewing and recommending to our Board approval of the compensation, benefits, corporate goals and objectives of our chief executive officer and our other executive officers;

•

evaluating the performance of our executive officers; and

•

administering our employee benefit plans and making recommendations to our Board of Directors regarding these matters.

The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as the committee may from time to time deem appropriate and may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the compensation committee to attend any meetings and to provide such pertinent information as the compensation committee may request. Our chief executive officer has historically played a significant role in the determination of compensation. We expect that the compensation committee will continue to solicit input from our chief executive officer or president with respect to compensation decisions affecting other members of our senior management.

Nominating and Governance Committee

Our nominating and governance committee currently consists of Barry M. Edelstein and Jeffrey S. Cobb. Mr. Edelstein chairs the nominating and governance committee. Our Board of Directors has determined that each of the members of our nominating and governance committee is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market. During 2010, our nominating and governance committee held one meeting. A copy of the current nominating and governance committee charter is available on our website at www.positiveidcorp.com.

The primary responsibilities of our nominating and governance committee include:

•

identifying, evaluating and recommending nominees to our Board of Directors and its committees;

•

evaluating the performance of our Board of Directors and of individual directors;

•

ensuring that we and our employees maintain the highest standards of compliance with both external and internal rules, regulations and good practices; and

•

reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to our Board of Directors concerning corporate governance matters.

Stockholder Nominations for Directors

The nominating and governance committee considers possible candidates for directors from many sources, including from stockholders. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2012 Annual Meeting.” Each written notice must set forth as to each person whom the stockholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of our capital stock that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to the stockholder giving the notice: (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Qualifications of Candidates and Process for Identifying Candidates for Election to the Board of Directors

The nominating and governance committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the nominating and corporate governance committee, based on certain criteria for selecting new directors. Such criteria includes the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors’ ability to manage and direct our affairs, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties and to satisfy and independence requirements imposed by applicable law, regulation, or stock exchange listing requirement. After the nominating and corporate governance committee evaluates the suitability of potential candidates, it recommends the director nominees for election to the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has approved and we have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, which applies to all of our directors, officers and employees. Our Board of Directors has also approved and we have adopted a Code of Ethics for Senior Financial Officers, or the Code for SFO, which applies to our chief executive officer and chief financial officer. The Code of Conduct and the Code for SFO are available upon written request to PositiveID Corporation, Attention: Secretary, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445. The audit committee of our Board of Directors is responsible for overseeing the Code of Conduct and the Code for SFO. Our audit committee must approve any waivers of the Code of Conduct for directors and executive officers and any waivers of the Code for SFO.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC and furnish us with copies of all such reports. We believe, based on our stock transfer records and written representations from certain reporting persons, that all reports required under Section 16(a) were timely filed during 2010 except for a Form 4 filed jointly on May 21, 2010 by Scott R. Silverman, our chairman and chief executive officer, and R & R Consulting Partners, LLC (“R & R”), a 10% owner of our common stock of which Mr. Silverman is the managing member, to report the acquisition, indirectly by Mr. Silverman and directly by R & R, of 29,452 shares of our common stock received as interest under a share loan agreement with Optimus Technology Capital Partners, LLC.

Stockholder Communications

Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to the Board of Directors. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a communication in writing, whether by letter, facsimile, or email addressed to the Chairman of the Board of Directors. Our address is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 and our facsimile number is 561-805-8001. For administrative efficiency, all such communications should be addressed to the Chairman of the Board of Directors, rather than any other members of the Board of Directors, and should contain the stockholder’s contact information, including the stockholder’s address and telephone number.

EXECUTIVE OFFICERS

Our executive officers, their ages and positions, as of July 8, 2011, are set forth below:

Name	Age	Position
Scott R. Silverman	47	Chief Executive Officer
William J. Caragol	44	President and Chief Financial Officer

A summary of the background and business experience of our executive officers is set forth above under “Election of Directors - Proposal.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of July 8, 2011 by:

•

each of our directors;

•

each of our named executive officers;

•

all of our executive officers and directors as a group; and

each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 8, 2011 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 40,705,076 shares of our common stock outstanding as of July 8, 2011. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(#)	Percent of Outstanding Shares (%)
Five Percent Stockholders:
Scott R. Silverman (1)	10,241,971	24.8%
R & R Consulting Partners, LLC (2)	4,785,008	11.8%
Named Executive Officers and Directors:
Scott R. Silverman (1)	10,241,971	24.8%
William J. Caragol (3)	4,114,000	10.0%
Jeffrey S. Cobb (4)	588,750	1.4%
Barry M. Edelstein (5)	445,000	1.1%
Steven R. Foland (6)	385,600	*
Michael E. Krawitz (7)	720,000	1.8%
Ned L. Siegel (8)	320,000	*
Executive Officers and Directors as a group (7 persons) (9)	15,726,321	37.5%

*   Less than 1%

(1)   Mr. Silverman beneficially owns 10,241,971 shares, which includes 54,000 shares upon the exercise of a warrant and 475,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within within 60 days of July 8, 2011.  Mr. Silverman has sole voting power over 4,367,963 shares of our common stock.  Mr. Silverman has sole dispositive power over 2,459,915 shares of our common stock. Mr. Silverman lacks dispositive power over 1,908,048 shares, 70,548 shares of which were loaned to Optimus and 1,837,500 shares of which are restricted as to transfer until January 1, 2012 (1,337,500 shares) and January 1, 2013 (500,000 shares). Mr. Silverman shares voting power over 5,874,008 shares, which consist of (i) 1,089,000 shares that Mr. Silverman, as a manager of Blue Moon, may be deemed to share beneficial ownership with Blue Moon and Mr. Caragol and (ii) 4,785,008 shares that Mr. Silverman, as the control person of R & R Consulting Partners, LLC, or R&R, may be deemed to share beneficial ownership with R&R.  Mr. Silverman shares dispositive power over the 1,089,000 Blue Moon shares.  Mr. Silverman shares dispositive power with R&R over 2,055,556 shares and lacks dispositive power over 2,729,452 R&R shares that were loaned to Optimus.

(2)   Consists of shares of our common stock.  Mr. Silverman, as the control person of R&R, may be deemed to share voting power with R&R over the 4,785,008 shares and dispositive power over the 2,055,556 shares.  R&R and Mr. Silverman lack dispositive power over 2,729,452 shares loaned to Optimus.

(3)   Mr. Caragol beneficially owns 4,064,000 shares, which includes 304,000 shares issuable upon the exercise of warrants and 50,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of July 8, 2011. Mr. Caragol has sole voting power over 2,975,000 shares of our common stock. Mr. Caragol has sole dispositive power over 762,500 shares of our common stock. Mr. Caragol lacks dispositive power over 2,212,500 shares, 700,000 shares of which were loaned to Optimus and 1,512,500 shares of which are restricted as to transfer until January 1, 2012 (1,137,500 shares) and January 1, 2013 (375,000 shares). Mr. Caragol shares dispositive and voting power over 1,089,000 shares that Mr. Caragol, as a manager of Blue Moon, may be deemed to share beneficial ownership with Blue Moon and Mr. Silverman.

(4)   Includes 360,000 shares of our common stock and 218,750 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of July 8, 2011. Mr. Cobb lacks dispositive power over 110,000 shares, which are restricted until January 1, 2012 (100,000 shares) and September 30 and December 31, 2011 (5,000 shares on each vesting day).

(5)   Includes 370,000 shares of our common stock and 75,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of July 8, 2011. Mr. Edelstein lacks dispositive power over 110,000 shares, which are restricted until January 1, 2012 (100,000 shares) and September 30 and December 31, 2011 (5,000 shares on each vesting day).

(6)   Mr. Foland lacks dispositive power over 140,000 shares, which are restricted until January 1, 2012 (100,000 shares) and September 30 and December 31, 2011 (20,000 shares on each vesting day).  Mr. Foland's term as a director will not continue past the Annual Meeting.

(7)   Includes 570,000 shares of our common stock and 150,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of July 8, 2011. Mr. Krawitz lacks dispositive power over 210,000 shares, which are restricted until January 1, 2012 (200,000 shares) and September 30 and December 31, 2011 (5,000 shares on each vesting day).

(8)   Mr. Siegel lacks dispositive power over 210,000 shares, which are restricted until January 1, 2012 (200,000 shares) and September 30 and December 31, 2011 (5,000 shares on each vesting day).

(9)   Includes shares of our common stock beneficially owned by current executive officers and directors and shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of July 8, 2011, in each case as set forth in the footnotes to this table.

All stock option awards and restricted stock awards that were granted before July 18, 2008 under our 2002 Flexible Stock Plan, our 2005 Flexible Stock Plan, and our 2007 Stock Incentive Plan vested upon the closing of the sale of our then wholly-owned subsidiary, Xmark Corporation.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2009 and 2010 by:

•

each person who served as our chief executive officer in 2010; and

•

each person who served as our chief financial officer in 2010.

We had no other executive officers during any part of 2010. We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Scott R. Silverman Chairman and Chief Executive Officer	2010	375,000	(1)	575,000	(2)	853,150	(3)	—	—	64,086 (4)	1,867,236
	2009	222,685	(5)	140,000		1,650,000	(3)	—	—	16,466(6)	2,029,151

William J. Caragol President and Chief Financial Officer	2010	225,000	(7)	350,000	(8)	759,692	(9)	—	—	40,012 (10)	1,374,704
	2009	212,593	(11)	70,000		1,650,000	(9)	—	—	—	1,932,593

(1)    Represents $131,151 paid in cash and 169,340 shares of restricted company common stock received in lieu of salary for an aggregate grant date fair value of $243,849, computed in accordance with FASB ASC Topic 718.

(2)    Represents $200,000 earned as a discretionary bonus and 260,417 shares of restricted company common stock received in lieu of a minimum annual bonus for an aggregate grant date fair value of $375,000, computed in accordance with FASB ASC Topic 718.

(3)    Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,245,243 and 1,000,000 shares of Company common stock received in 2010 and 2009, respectively.

(4)    The amount shown includes (i) $1,238 in respect of group term life insurance provided to Mr. Silverman; (ii) $45,000 for an expense allowance and (ii) perquisites aggregating $17,848 as follows: $17,287 for an automobile allowance, maintenance and gasoline expenses and $561 for home security.

(5)    Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 601,852 shares of restricted company common stock received in lieu of salary.

(6)    The amount shown includes (i) $3,600 in respect of group term life insurance provided to Mr. Silverman; and (ii) perquisites aggregating $12,866 as follows: $12,322 for an automobile allowance, maintenance and gasoline expenses and $534 for home security.

(7)    Represents $78,691 paid in cash and 101,603 shares of restricted company common stock received in lieu of salary for an aggregate grant date fair value of $146,309, computed in accordance with FASB ASC Topic 718.

(8)    Represents $125,000 earned as a discretionary bonus and 156,250 shares of restricted company common stock received in lieu of a minimum annual bonus for an aggregate grant date fair value of $225,000, computed in accordance with FASB ASC Topic 718.

(9)    Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,017,147 and 1,000,000 shares of Company common stock received in 2010 and 2009, respectively.

(10)  The amount shown includes $20,000 for an expense allowance and $20,012 for an automobile allowance, maintenance and gasoline expenses.

(11)  Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 518,519 shares of restricted company common stock received in lieu of salary.

Narrative Disclosure to Summary Compensation Table and Additional Narrative Disclosure

Executive Employment Arrangements

Scott R. Silverman

On December 31, 2008, we and Mr. Silverman entered into a letter agreement pursuant to which, effective December 1, 2008 through December 31, 2009, he served as our executive chairman, unless the term was amended or the letter agreement was terminated. Mr. Silverman received 601,852 Shares on the later to occur of (i) stockholder approval of our Amended and Restated 2007 Stock Incentive Plan (the “Amended Plan”), or (ii) the filing of the Form S-8, as amended, to reflect the Amended Plan, which was the later to occur on February 17, 2009 (hereinafter, the “Grant Date”). If Mr. Silverman remained involved in our day-to-day management (as determined by our Board of Directors), the shares would vest upon the earlier to occur of (i) January 1, 2010 or (ii) a Change in Control. The shares were subject to forfeiture in the event that Mr. Silverman failed to remain involved in our day-to-day management (as determined by our Board of Directors) until the earlier to occur of (i) January 1, 2010 or (ii) a Change in Control. The 601,852 Shares vested on January 1, 2010.

In the event of a Change in Control during 2009, if Mr. Silverman (i) became or remained a director of the acquiring company, or in the case of a merger, the surviving entity, and (ii) did not voluntarily resign as a director for 12 months from the closing of the Change in Control transaction, Mr. Silverman would receive $25,000 per month for a period of not less than 12 months from the closing of the Change in Control transaction.

Change in Control meant the happening of any of the following:

(i)   the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of ours, or any company owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);

(ii)   our stockholders approve a merger or consolidation of us with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)   the effective date of a complete liquidation of us or the consummation of an agreement for the sale or disposition by us of all or substantially all of our assets, which in both cases are approved by our stockholders as may be required by law.

Mr. Silverman was entitled to the use of a car through December 31, 2009 and would no longer be entitled to receive any form of bonus or incentive compensation for services rendered to us during fiscal years ended December 31, 2008 and 2009. The letter agreement also provided for the termination of a separation agreement, dated May 15, 2008, as amended, between us and Mr. Silverman, provided that sections I.B.(regarding the transaction bonus payment for the Xmark Transaction), I.E. (regarding discharge of our obligations to Mr. Silverman), II.B. (regarding cooperation by Mr. Silverman in connection with business matters) and II.C. (regarding Mr. Silverman’s waiver and release of certain rights, claims and actions) of the separation agreement would survive.

William J. Caragol

On December 31, 2008, we and Mr. Caragol entered into a letter agreement pursuant to which, effective January 1, 2009, Mr. Caragol served as our acting chief financial officer. That letter agreement was amended and restated on March 27, 2009, which provided that unless the term was amended or the letter agreement was terminated, the letter agreement was in effect until January 1, 2010. Mr. Caragol ceased receiving salary and health benefits on January 1, 2009.

Compensation due to Mr. Caragol under the letter agreement was in the form of shares of restricted common stock in the amount of 518,519. The grant of the shares took place on the Grant Date. The shares vested according to the following schedule: (i) 20% vested on the Grant Date; and (ii) 80% vested on January 1, 2010. However, in the event of a Change in Control and if Mr. Caragol was terminated without cause (as defined below), the shares would immediately vest. The shares were subject to forfeiture in the event Mr. Caragol failed to remain involved in the day-to-day management of the Company (as determined by our Board of Directors) or if he was terminated for cause, which is defined as (i) Mr. Caragol’s conviction of a felony; (ii) Mr. Caragol’s being prevented from providing services to us under the letter agreement as a result of Mr. Caragol’s violation of any law, regulation and/or rule; or (iii) Mr. Caragol’s non-performance or non-observance in any material respect of any requirement with respect to Mr. Caragol’s obligations under the letter agreement.

The term “Change in Control” has the same meaning as provided above under the description of Mr. Silverman’s potential termination and Change in Control payments. The letter agreement also provided for the termination of all compensation-related plans in place between Mr. Caragol and us, including a letter agreement, dated May 15, 2008, between Mr. Caragol and us, provided that the waiver/release provisions of such letter would survive.

2010 Executive Employment Arrangements

On November 12, 2009, our Compensation Committee approved a 2010 executive compensation arrangement for Messrs. Silverman and Caragol. Beginning in 2010, Mr. Silverman and Mr. Caragol would receive a base salary of $375,000 and $225,000, respectively. Additionally, the Compensation Committee had the authority to approve a discretionary bonus for 2010, a portion of which was guaranteed, to each of Mr. Silverman and Mr. Caragol based on the following factors: development of the rapid virus sensor project, development of the glucose-sensing microchip project, the financial performance of the business of our wholly-owned subsidiary, National Credit Report.com, LLC, strategic acquisitions, the overall financial condition/health of the business, and such other factors as the Compensation Committee deemed appropriate in light of any acquisitions or changes in the business. Mr. Silverman could earn a bonus between $200,000 and $600,000, and Mr. Caragol could earn a bonus between $200,000 and $450,000. Each of Mr. Silverman and Mr. Caragol received 1,000,000 shares of restricted stock under the PositiveID Corporation 2009 Stock Incentive Plan. These restricted shares vest according to the following schedule: (i) 50% vested on January 1, 2011; and (ii) 50% vest on January 1, 2012. Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule. Mr. Silverman and Mr. Caragol are entitled to Company-paid health insurance, non-allocable expenses of $45,000 and $20,000, respectively, and each are entitled to an automobile allowance and other automobile expenses, including insurance, gasoline and maintenance costs.

On May 4, 2010, our Compensation Committee approved a change to the above-referenced compensation arrangement and in lieu of (i) cash salary for the remainder of 2010 for Messrs. Silverman and Caragol and (ii) the minimum cash bonus obligation to Messrs. Silverman and Caragol pursuant to the bonus structure set forth above, it approved the issuance of 675,000 shares of restricted stock to Mr. Silverman and 525,000 shares of restricted stock to Mr. Caragol. These restricted shares were issued under our 2009 Stock Incentive Plan and vest according to the following schedule: (i) 50% vested on January 1, 2011; and (ii) 50% vest on January 1, 2012.  Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule.

2011 Executive Employment Arrangements

On November 10, 2010, our Compensation Committee approved a five year employment and non-compete agreement for Messrs. Silverman and Caragol. Beginning in 2011, Mr. Silverman and Mr. Caragol began receiving a base salary of $375,000 and $225,000, respectively.  Each executive's base salary will increase a minimum of 5% per annum during each calendar year of the term.  During the term, each executive shall receive a minimum annual bonus for each calendar year of the term in an amount equal to a minimum of one (1) times such executive’s base salary.  Additionally, the Compensation Committee has the authority to approve a discretionary bonus for each year of the term. Each of Mr. Silverman and Mr. Caragol received 1,000,000 and 750,000 shares of restricted stock, respectively, under the PositiveID Corporation 2009 Stock Incentive Plan. These restricted shares will vest according to the following schedule: (i) 50% vest on January 1, 2012; and (ii) 50% vest on January 1, 2013. Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2013 or are terminated for cause prior to January 1, 2013, with said cause being defined as a conviction of a felony or such person being prevented from providing services to the Company as a result of such person’s violation of any law, regulation and/or rule. Mr. Silverman and Mr. Caragol are entitled to Company-paid health insurance and disability insurance, non-allocable expenses of $45,000 and $25,000, respectively, and each are entitled to use of an automobile leased by the Company and other automobile expenses, including insurance, gasoline and maintenance costs.

If Mr. Silverman’s or Mr. Caragol’s employment is terminated prior to the expiration of the term of their respective employment agreements, certain significant payments become due to such executives. The amount of such significant payments depends on the nature of the termination. In addition, the employment agreements contain a change of control provision that provides for the payment of five times the then current base salary and five times the average bonus paid to Mr. Silverman for the three full calendar years immediately prior to the change of control and three times the then current base salary and three times the average bonus paid to Mr. Caragol for the three full calendar years immediately prior to the change of control.  Any outstanding stock options or restricted shares held by such executive as of the date of his termination or a change of control become vested and exercisable as of such date, and remain exercisable during the remaining life of the option.  Upon a change of control, we must continue to pay all leases payments on the vehicle then used by executive. The employment agreements also contain non-compete and confidentiality provisions which are effective from the date of employment through two years from the date the employment agreements are terminated.

Outstanding Equity Awards as Of December 31, 2010

The following table provides information as of December 31, 2010 regarding unexercised stock options and restricted stock outstanding held by Messrs. Silverman and Caragol.

Outstanding Equity Awards as Of December 31, 2010

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Scott R. Silverman	50,000	(3)	—	—	$0.68	3/23/2012	—	—	—	—
	175,000	(3)	—	—	$0.56	6/28/2011	—	—	—	—
	250,000	(3)	—	—	$0.42	7/25/2018	—	—	—	—
	—		—	—	—	—	1,837,500	1,139,250	—	—
William J. Caragol	50,000	(4)	—	—	$10.00(5)	8/21/2016	—	—	—	—
	—		—	—	—	—	1,512,500	937,750	—	—

(1)   For Mr. Silverman, 1,337,500 shares vest on January 1, 2012 and 500,000 shares vest on January 1, 2013.  For Mr. Caragol, 1,137,500 shares vest on January 1, 2012 and 375,000 shares vest on January 1, 2013.

(2)   Computed by multiplying the closing market price of a share of our common stock on December 31, 2010, or $0.62, by the number of shares of common stock that have not vested.

(3)   This option was originally issued by Steel Vault and was converted into an option to purchase shares of our common stock pursuant to the Agreement and Plan of Reorganization, dated September 4, 2009, as amended, among the Company, Steel Vault and VeriChip Acquisition Corp.

(4)   On July 18, 2008, all stock option awards and restricted stock awards that had previously been granted under our 2002 Flexible Stock Plan, our 2005 Flexible Stock Plan, and our 2007 Stock Incentive Plan vested upon the closing of Xmark Transaction.

(5)   The exercise price of Company stock options reflected in the table represents the estimated fair market value of our common stock on the date of grant, as determined by our management and Board of Directors.

Director Compensation

The following table provides compensation information for persons serving as members of our Board of Directors during 2010.

2010 Director Compensation

Name	Stock Awards ($)(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jeffrey S. Cobb (2)	164,100	15,000	—	—	—	—	179,100

Barry M. Edelstein (3)	147,750	30,000	—	—	—	—	177,750

Steven R. Foland (4)	257,050	—	—	—	—	—	257,050

Michael E. Krawitz (5)	202,750	40,000	—	—	—	—	242,750

(1)   The dollar amount of this award reflected in the table represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)   As of December 31, 2010, Mr. Cobb held options to purchase 218,750 shares of our common stock. Mr. Cobb was awarded 90,000 shares of restricted stock on January 20, 2010, 15,000 of which vested on the date of grant and 75,000 of which vested on January 1, 2011.  Mr. Cobb was awarded 120,000 shares of restricted stock on December 13, 2010, 100,000 shares which vest on January 1, 2012, 5,000 shares of which vested on each of March 31 and June 30, 2011, and the remainder vest in equal installments on September 30 and December 31, 2011.

(3)   As of December 31, 2010, Mr. Edelstein held options to purchase 75,000 shares of our common stock. Mr. Edelstein was awarded 75,000 shares of restricted stock on January 20, 2010, which vested on January 1, 2011.  Mr. Edelstein was awarded 120,000 shares of restricted stock on December 13, 2010, 100,000 shares which vest on January 1, 2012, 5,000 shares of which vested on each of March 31 and June 30, 2011, and the remainder vest in equal installments on September 30 and December 31, 2011.

(4)   As of December 31, 2010, Mr. Foland held no options to purchase shares of our common stock. Mr. Foland was awarded 145,000 shares of restricted stock on January 20, 2010, which vested on January 1, 2011.  Mr. Foland was awarded 180,000 shares of restricted stock on December 13, 2010, 100,000 shares which vest on January 1, 2012, 20,000 shares of which vested on each of March 31 and June 30, 2011, and the remainder vest in equal installments on September 30 and December 31, 2011.  Mr. Foland's term as a director will not continue past the Annual Meeting.

(5)   As of December 31, 2010, Mr. Krawitz held 150,000 options to purchase shares of our common stock. Mr. Krawitz was awarded 75,000 shares of restricted stock on January 20, 2010, which vested on January 1, 2011.  Mr. Krawitz was awarded 220,000 shares of restricted stock on December 13, 2010, 200,000 which vest on January 1, 2012, 5,000 shares of which vested on each of March 31 and June 30, 2011, and the remainder vest in equal installments on September 30 and December 31, 2011.

On February 21, 2008, our Board of Directors increased non-employee director compensation from $5,000 to $7,500 per quarter. A non-employee director serving as chairman of a committee will receive an additional $2,500 per quarter. Our non-employee directors are also reimbursed for out-of-pocket expenses incurred in attending Board and Board committee meetings. In 2010 and currently, directors can elect to receive their fees in cash or restricted stock or a combination thereof.

On January 20, 2010, our Board of Directors also approved a grant of 75,000 shares of restricted stock to each non-employee director, which vested on January 1, 2011, except for Mr. Foland who received an additional 30,000 shares of restricted stock for the significant amount of work he did as Audit Committee Chair.   On December 13, 2010, our Board of Directors approved a grant of 100,000 shares of restricted stock to each non-employee director, which vests on January 1, 2012, except for Mr. Krawitz who received an additional 100,000 shares of restricted stock for the significant amount of work he has done as a member of the Board.

On February 1, 2011, Ned L. Siegel was appointed to the Board of Directors. He received 220,000 shares of restricted stock in connection therewith, 200,000 shares which vest on January 1, 2012, 5,000 shares of which vested on each of March 31 and June 30, 2011, and the remainder vest in equal installments on September 30 and December 31, 2011.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of our fiscal year 2009, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any related person, including any director, executive officer, holder of more than 5% of our capital stock during such period, or entities affiliated with them, had a material interest, other than as described in the transactions set forth below.

Director and Officer Roles and Relationships

By virtue of the relationships described below, certain of directors and executive officers may face situations in which there are actual or apparent conflicts of interest that could interfere, or appear to interfere, with their ability to act in a manner that is in our best business interests.  In addition, as further described below, several of our directors and executive officers have served as directors and officers of Digital Angel, which held 45.7% of our stock at the time it sold such stock to R & R Consulting Partners, LLC (an entity owned and controlled by Mr. Silverman) on November 12, 2008, and its other affiliates.  Each of these relationships was considered in determining whether a director is independent under the standards of the Nasdaq Capital Market.

At the Board level:

•

Our chairman and chief executive officer, Scott R. Silverman, served as chairman of the Board of Directors of Steel Vault until November 10, 2009, in which Digital Angel held a 49.9% ownership interest until August 1, 2008.  In addition, Mr. Silverman is the managing member of R & R Consulting Partners, LLC, which holds 4,785,008 shares of our common stock.

•

Jeffrey S. Cobb serves as a member of our compensation, audit, and nominating and governance committees and served as a member of the compensation, audit, and nominating committees of Steel Vault until his resignation on July 22, 2008.

•

In 2008, Michael E. Krawitz provided legal services to us on a consulting basis and received approximately $70,000 in fees. Mr. Krawitz served on the Board of Directors of Steel Vault until November 10, 2009. Mr. Krawitz, along with Messrs. Silverman and Caragol, is a manager and member of Sah-Vul Strategic Partners I, LLC, a securities holding company.

•

Blue Moon owns 1,035,000 shares of our common stock and a warrant to purchase 54,000 shares of our common stock. Mr. Silverman is a manager and controls a member of Blue Moon (i.e., R & R Consulting Partners, LLC). William J. Caragol is also a manager and member of Blue Moon. In addition, Jeffrey S. Cobb and Barry M. Edelstein, both of whom are members of our Board of Directors, each own a 16.67% interest in Blue Moon.

•

William J. Caragol, our president and chief financial officer, served as chief executive officer, president, acting chief financial officer and director of Steel Vault before September 4, 2009, when we, VeriChip Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary, and Steel Vault signed an Agreement and Plan of Reorganization, as amended, pursuant to which VeriChip Acquisition Corp. was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming our wholly-owned subsidiary, which we refer to as the Merger.

•

In 2010, Ned L. Siegel provided consulting services to us before becoming a director for which he received 50,000 shares of our common stock on each of January 4, 2010 and July 7, 2010, worth an aggregate of $101,500 based on the closing price of a share of our common stock on the date of grant.

Related Party Transactions

Transaction between Blue Moon and Steel Vault

On March 20, 2009, Steel Vault closed a debt financing transaction with Blue Moon for $190,000 pursuant to a secured convertible promissory note. The note was payable on demand after March 20, 2011, accrued interest at five percent per year compounded monthly and was secured by substantially all of Steel Vault’s assets pursuant to a security agreement between Steel Vault and Blue Moon. The note could be prepaid at any time without penalty.

Under the note, Blue Moon had the right, at any time, in its sole discretion to convert the entire unpaid principal amount and accrued and unpaid interest on the note into that number of shares of Steel Vault’s common stock at a price of $0.44 per share. Steel Vault could convert the note into its common stock anytime after a change in control of Steel Vault or if the average of the high and low trading prices of Steel Vault’s common stock as quoted on the OTC Bulletin Board was greater than 120% of the conversion price ($0.44 per share) over 20 consecutive trading days. However, as a condition of our obligation to consummate the transactions contemplated by the merger agreement, Steel Vault caused the note to be amended on terms reasonably acceptable to us to eliminate the convertible feature of such note. In addition, Blue Moon received a common stock purchase warrant from Steel Vault, which carries piggy-back registration rights, to purchase 108,000 shares of our common stock at a price of $0.44 per share. Following the Merger, the warrant is now exercisable for 54,000 shares of our common stock at a price of $0.88 per share. Steel Vault repaid both the principal and interest accrued thereon on the Blue Moon obligation in full on November 10, 2009 in the amounts of $190,000 and $6,000, respectively, and the warrant to purchase our common stock remains outstanding.

Related Party Financing

On June 4, 2009, we closed a debt financing transaction with Steel Vault for $500,000 pursuant to a secured convertible promissory note. The two year note was collectible on demand on or after June 4, 2010, accrued interest at a rate of twelve percent and was secured by substantially all of Steel Vault’s assets, including the assets of National Credit Report.Com, LLC and the security interest held by us on the assets was senior to any other security interest on the assets pursuant to a Subordination and Intercreditor Agreement between us and Blue Moon. The note could be prepaid at any time without penalty and matured on June 4, 2011. The unpaid principal and accrued and unpaid interest under the note could be converted at any time into common stock of Steel Vault at a price of $0.30 per share. The principal was convertible into 1,666,667 shares of Steel Vault common stock.

The financing transaction included a common stock purchase warrant sold to us to purchase 333,334 common shares of Steel Vault at a price of $0.30 per share, which we refer to as the Steel Vault Warrant. The Steel Vault Warrant was void after June 4, 2014. The note and Steel Vault Warrant were issued to us pursuant to a Convertible Note and Warrant Subscription Agreement, dated June 4, 2009, between us and Steel Vault, which provided that Steel Vault would file a registration statement for the public resale of the shares underlying the note and Steel Vault Warrant upon notice that we elected to convert all or part of the note into common stock of Steel Vault.

The financing transaction also included a guaranty of collection given by Mr. Caragol for the benefit of Steel Vault, for which Mr. Caragol received a common stock purchase warrant from Steel Vault to purchase 500,000 common shares of Steel Vault at a price of $0.30 per share.

Upon consummation of the Merger, we forgave the principal and interest due under the note and the Steel Vault Warrant was cancelled. Mr. Caragol received a common stock purchase warrant from us to purchase 250,000 common shares of our stock at a price of $0.60 per share in exchange for his Steel Vault warrant.

Financing Transaction with Optimus

On September 29, 2009, we entered into a Convertible Preferred Stock Purchase Agreement, or the “Purchase Agreement,” with Optimus Technology Capital Partners, LLC, or “Optimus,” under which Optimus was committed to purchase up to $10 million shares of convertible Series A Preferred Stock of the Company, or the Preferred Stock, in one or more tranches.

To facilitate the transactions contemplated by the Purchase Agreement, R & R Consulting Partners, LLC, a company controlled by Mr. Silverman, our chairman and chief executive officer, loaned shares of common stock to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to Stock Loan Agreements between R & R Consulting Partners, LLC and Optimus. R & R Consulting Partners, LLC was paid $100 thousand fee in October 2009 plus was paid 2% interest for the fair value of the loaned shares for entering into the stock loan arrangement. The aggregate amount of shares loaned under any and all Stock Loan Agreements, together with all other shares sold by or on behalf of the Company pursuant to General Instruction I.B.6. to Form S-3, could not exceed one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company in any 12 month period. R & R Consulting Partners, LLC could demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand could be made if there were any shares of Preferred Stock then outstanding. If a permitted return demand was made, Optimus was required to return the borrowed shares (or an equal number of freely tradable shares of common stock) within three trading days after such demand. Optimus could return the borrowed shares in whole or in part, at any time or from time to time, without penalty or premium.

On September 29, 2009, October 8, 2009, and October 21, 2009, R & R Consulting Partners, LLC loaned Optimus 1.3 million, 800,000 and 600,000 shares, respectively, of Company common stock as is further discussed below.

On September 29, 2009, the Company exercised the first tranche of this financing, to issue 296 shares of Series A Preferred Stock, for a tranche amount of approximately $3.0 million. In support of this tranche, R & R Consulting Partners, LLC loaned Optimus 1.3 million shares of common stock. This tranche closed on October 13, 2009, and we received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800 thousand. On November 5, 2009, we closed the second tranche of this financing, issuing 166 shares of Series A Preferred Stock, for a tranche amount of approximately $1.7 million. In support of this tranche, R & R Consulting Partners, LLC loaned Optimus approximately 1.4 million shares of common stock.

On May 12, 2010, R & R demanded the return of 2.7 million shares loaned to Optimus.  Also on May 12, 2010, we sent Optimus a notice of our election to convert all of the outstanding shares of Series A Preferred Stock into 2,729,452 shares of our common stock.  Optimus returned these shares to R & R in repayment of the loan. The conversion of the Series A Preferred Stock was determined by a fixed conversion price that was determined at the time of the closings of the Preferred Stock which were approximately $3.07 and $1.60, respectively. We were required to issue make-whole shares to Optimus equal to 35% of the Series A Liquidation Value ($10,000 per share of Series A Preferred Stock) because the Preferred Stock was redeemed prior the first anniversary of the issuance date.  On October 13, 2010, we filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.  No shares of the Series A Preferred Stock remain outstanding.

On March 14, 2011, we entered into an Amended and Restated Convertible Preferred Stock Purchase Agreement, or the “Amended Purchase Agreement,” with Optimus.   The Amended Purchase Agreement amends and restates the Purchase Agreement, and, among other things, specifically (i) replaces the Series A Preferred Stock issuable under the Purchase Agreement with a Series C Preferred Stock with substantially similar terms, and (ii) reduces the maximum amount of preferred stock issuable to Optimus under the Purchase Agreement from $10,000,000 to $8,700,000, of which $4,700,000 worth was already issued (in 2009) under the Purchase Agreement as described above.

Under the terms of the Amended Purchase Agreement, from time to time and in our sole discretion, we could present Optimus with a notice to purchase shares of the Series C Preferred Stock, or the “Notice.”   Optimus was obligated to purchase such Series C Preferred Stock on the twentieth trading day after any Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company was listed for and trading on a trading market, (ii) the representations and warranties of the Company set forth in the Amended Purchase Agreement were true and correct as if made on each tranche date, and (iii) that no such purchase would result in Optimus and its affiliates beneficially owning more than 9.99% of the Company’s common stock. In the event the closing bid price of the Company’s common stock during any one or more of the nineteen trading days following the delivery of a Notice fell below 75% of the closing bid price on the trading day prior to the Notice date and Optimus determines not to complete the tranche closing, then we could, at our option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Preferred Stock that was issued would reset at the lowest closing bid price for such nine trading day period.

On March 14, 2011, we delivered a Notice to Optimus to sell 140 shares of our Series C Preferred Stock for a tranche amount of approximately $1.4 million.   In support of this tranche, R & R loaned 2,729,452 shares, Mr. Silverman loaned 70,548 shares and Mr. Caragol loaned 700,000 shares of Company common stock to Optimus. On April 12, 2011 the tranche closed and we received the $1.4 million of proceeds, less $100,000 that was paid to Optimus to waive the requirement under the Amended Purchase Agreement that the conversion price of the Series C Preferred Stock issued in the tranche be reset at the lowest closing bid price for the 19 trading days following the the tranche notice date, which was March 14, 2011, due to the closing bid price of a share of our common stock falling below 75% during such 19 trading day period.

Review, Approval or Ratification of Transactions with Related Parties

Our audit committee’s charter requires review and discussion of any transactions or courses of dealing with parties related to us that are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties. Our nominating and governance committee’s charter requires review of any proposed related party transactions, conflicts of interest and any other transactions for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Transactions” section has been reviewed and approved by our Board of Directors.

Director Independence

Effective November 10, 2009, Scott R. Silverman, our chief executive officer and executive chairman, William J. Caragol, our president, chief financial officer and director, Jared Shaw, R & R Consulting Partners, LLC, a Florida limited liability company owned by Mr. Silverman, and Blue Moon Energy Partners, LLC, a Florida limited liability company of which Mr. Silverman is a manager and controls a member and Mr. Caragol is a manager and member, entered into a voting agreement pursuant to which Mr. Silverman had voting control over all shares owned by Messrs. Caragol and Shaw and R&R and Blue Moon, in addition to the shares owned by Mr. Silverman, for a total of 9,630,038 shares of our common stock, or 50.1% of our outstanding common stock as of November 10, 2009. As a result, we were eligible for the “controlled company” exemption under the Nasdaq rules because we had more than 50% of the voting power for the election of directors held by an individual, and therefore, we were not required to maintain a majority of independent directors. However, in February, 2010, we ceased to be a “controlled company” because the percentage of stock Mr. Silverman had voting control over fell below 50.1% of our outstanding common stock, and on May 24, 2010, the voting agreement was terminated.

Since we were no longer a “controlled company,” we phased in our compliance with the majority of independent directors requirement as permitted by the Nasdaq rules. On December 31, 2010, Michael Krawitz became independent and on February 1, 2011, Mr. Siegel joined our Board of Directors and as such we now maintain a majority of independent directors who are Messrs. Cobb, Edelstein, Siegel, Krawitz and Foland.  Mr. Foland's term as a director will not continue past the Annual Meeting.

For transactions, relationships or arrangements that were considered by the Board of Directors in determining whether each director was independent, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” above.

AUDIT COMMITTEE REPORT

The audit committee monitors our accounting and financial reporting process to assist our Board of Directors. Management has primary responsibility for our financial statements, financial reporting processes and internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing a report thereon. The audit committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

The audit committee regularly met and held discussions with management and the independent auditors. In the discussions related to our consolidated financial statements for fiscal year 2010, management represented to the audit committee that such consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The audit committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2010.

In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, the audit committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. In connection with this discussion, the audit committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements for fiscal year 2010 is compatible with maintaining the independent auditors’ independence. The audit committee’s policy is that all services rendered by our independent auditor are either specifically approved or are pre-approved and are monitored both as to spending level and work content to maintain the appropriate objectivity and independence of the independent auditor. The audit committee’s policy provides that the audit committee has the ultimate authority to approve all audit engagement fees and terms and that the audit committee shall review, evaluate and approve the annual engagement proposal of the independent auditor.

Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the representations of management and the report and letter of the independent auditors provided to the audit committee, the audit committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2010 be included in our Annual Report on Form 10-K, for filing with the SEC.

The Audit Committee

Steven R. Foland

Jeffrey S. Cobb

Ned L. Siegel

The audit committee report above shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.

(Proposal 2)

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011

The audit committee has appointed EisnerAmper LLP to serve as our independent registered public accounting firm for the year ending December 31, 2011, subject to ratification by our stockholders. EisnerAmper LLP audited our consolidated financial statements for the year ended December 31, 2010.

A representative of EisnerAmper LLP is expected to be present, in person or by telephone, at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The EisnerAmper LLP representative will also be available to respond to appropriate questions from stockholders.

AUDIT AND NON-AUDIT FEES

For the fiscal years ended December 31, 2010 and 2009, fees for services provided by EisnerAmper LLP were as follows:

	2010	2009
A. Audit Fees	$154,000	$185,600

B. Audit-Related Fees (review of registration statements and other SEC filings)	$42,800	$80,300

C. Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States)	—	—

D. All other fees (acquisition due diligence services)	—	—

Total Fees	$196,800	$265,900

Pre-Approval Policies and Procedures

The audit committee has a policy for the pre-approval of all auditing services and any provision by the independent auditors of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the SEC under the Exchange Act. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee, if it is to be provided by the independent auditor. All fees for independent auditor services will require specific pre-approval by the audit committee. Any fees for pre-approved services exceeding the pre-approved amount will require specific pre-approval by the audit committee. The audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

All services provided by and all fees paid to EisnerAmper LLP in fiscal 2010 and 2009 were pre-approved by our audit committee, in accordance with its policy. None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulations S-X promulgated by the SEC.

Vote Required

To approve this proposal, the affirmative vote of a majority of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2011.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2011.

(Proposal 3)

APPROVAL AND ADOPTION OF THE POSITIVEID CORPORATION 2011 STOCK INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve and adopt the PositiveID Corporation 2011 Stock Incentive Plan, or Stock Incentive Plan, which was adopted by our Board of Directors on June 16, 2011, subject to approval by our stockholders. The complete text of the Stock Incentive Plan is set forth in Annex A to this proxy statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex A.

The Stock Incentive Plan will not be effective absent stockholder approval. The Stock Incentive Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The Stock Incentive Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer.  Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The purpose of this proposal is to request stockholder approval of the material terms of the Stock Incentive Plan to qualify incentive stock awards under the Stock Incentive Plan for favorable tax treatment and to achieve application of the qualified performance-based compensation exception to the Section 162(m) deduction limitation and to comply with the stockholder approval requirements of NASDAQ Rule 5635(c). Approval of this proposal will ensure that we are able to receive tax deductions for the full amount of performance-based compensation paid to officers and other employees in the form of stock options, certain restricted stock awards and other types of stock-based payments under the Stock Incentive Plan. One of the requirements for performance-based compensation is that the corporation’s stockholders must approve the material terms of the performance-based compensation. The material terms that must be approved include (1) the employees eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.

The following is a summary of the material terms of the Stock Incentive Plan that stockholders are being asked to approve.

Description of the Stock Incentive Plan, Subject to Stockholder Approval

The following summary of the Stock Incentive Plan is qualified in its entirety by the terms of the Stock Incentive Plan, which are attached to this proxy as Annex A.

Purpose.

The purposes of the Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the long-term success of its business and to link participants’ directly to stockholder interests through increased stock ownership.

Awards.

The Stock Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The Board of Directors may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the Stock Incentive Plan, but may not offer the material terms of the Stock Incentive Plan.

Stock Subject to the Stock Incentive Plan.

Under the Stock Incentive Plan, the aggregate number of shares of common stock that may be subject to awards under the Stock Incentive Plan, subject to adjustment upon a change in capitalization, is 6 million shares, which is approximately 15% of the fully diluted shares outstanding. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Incentive Plan.

Administration.

The Stock Incentive Plan may be administered by the Board of Directors or by one or more committees of the Board, or the Administrator. The Board of Directors may require that the Administrator be constituted to comply with Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or both. Subject to the provisions of the Stock Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board, authorize one or more of our officers to designate officers (other than the officer so authorized) and employees to be recipients of stock options and determine the number of stock options to be granted. Such a resolution of the Board of Directors must specify the total number and the terms, including exercise price, of the stock options that our officer or officers may grant.

Eligibility.

The Stock Incentive Plan provides that the Administrator may grant awards to our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately 18 employees and 5 non-employee directors who would be potentially eligible for awards under the Stock Incentive Plan. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Administrator may not grant to any employee, in any fiscal year, stock options to purchase more than 2,000,000 shares of common stock.

Maximum Term and General Terms and Conditions of Awards.

The maximum term of any stock option granted under the Stock Incentive Plan generally may not exceed ten years.

Each award granted under the Stock Incentive Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:

(a) Termination of Employment.  If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability.  If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c) Death.  If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(d) Termination for Cause.  If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the Stock Incentive Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.

(e) Termination by Employer Not for Cause.  If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to Termination by Employer Not For Cause will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(f) Retirement of Grantee.  If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.

(g) Nontransferability of Awards.  Generally, an award granted under the Stock Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.

Terms and Conditions of Options.

Each option granted under the Stock Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price.  The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the common stock on the date the option is granted. The Stock Incentive Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.

(b) Exercise of the Option.  Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to us.

(c) Form of Consideration.  The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Administrator, promissory note, other shares of our common stock, or any other legally permissible form of consideration as may be provided in the Stock Incentive Plan and the Award Agreement.

(d) Value Limitation.  If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions.  The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Incentive Plan.

Stock Appreciation Rights.

The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of common stock on the exercise date over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of common stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 2,000,000 shares of common stock.

Restricted Stock Awards.

The Administrator may grant awards of restricted shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement. The Administrator may or may not grant awards of performance-based restricted stock. Only the compensation committee of the Board of Directors may serve as the Administrator with respect to awards of performance-based restricted stock.

Restricted Stock Other Than Performance-Based Restricted Stock.

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Administrator determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Administrator in its sole discretion selects.

Performance-Based Restricted Stock.

The Administrator may make grants of performance-based restricted stock to employees and consultants. The Administrator has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Administrator can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) our revenue growth; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Administrator certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Administrator may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Administrator at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 2,000,000 performance-based restricted shares may be granted to a grantee in any calendar year.

Performance Units and Performance Shares.

The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

Cash Awards.

The Administrator may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $300,000 or 100% of the grantee’s cash compensation for such fiscal year. The Administrator may grant cash awards intended to be performance-based, using the same criteria applicable to performance-based restricted stock.

Other Stock Based Awards.

The Administrator may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Administrator. Such awards many include the grant of shares of common stock based on certain conditions, the payment of cash based on the performance of our common stock and the grant of securities convertible into shares of common stock.

Adjustment upon Changes in Capitalization.

In the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in the number of shares effected without our receipt of consideration, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of common stock subject to the Stock Incentive Plan; (ii) the number and class of shares of common stock subject to any award outstanding under the Stock Incentive Plan; and (iii) the exercise price of any such outstanding award. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction in most cases. Generally, a Change in Control means the acquisition by any person, of 50 percent or more of our combined voting power then outstanding securities, the approval by our stockholders of a merger or consolidation of us, the effective date of a complete liquidation of us, or consummation of an agreement for the sale of substantially all of our assets.  In the event of a Change in Control, in addition to the above, the Administrator, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Administrator deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.

Amendment and Termination of the Stock Incentive Plan.

The Board of Directors may at anytime amend, alter, suspend or terminate the Stock Incentive Plan. We must obtain stockholder approval of any amendment to the Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our common stock is listed or quoted). No amendment or termination of the Stock Incentive Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the Stock Incentive Plan shall terminate on June 16, 2021. Any awards outstanding under the Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

As previously stated, pursuant to the Stock Incentive Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.

An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.

At the discretion of the Administrator, the Stock Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.

We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our stockholders. We have structured the Stock Incentive Plan with the intention that compensation resulting from awards under the Stock Incentive Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the Stock Incentive Plan by our stockholders; accordingly we are seeking such approval.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the Stock Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Plan Benefits under the Stock Incentive Plan

Because future awards under the Stock Incentive Plan will be granted in the discretion of the compensation committee, the type, number, recipients, and other terms of such awards cannot be determined this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and the “Outstanding Equity Awards as of December 31, 2010,” table elsewhere in this proxy statement, and in our financial statements for the fiscal year ended December 31, 2010 that accompanies this proxy statement.

If stockholders decline to approve the amended and restated Stock Incentive Plan, awards may continue to be granted under the existing Stock Incentive Plan and our other compensation plans.

Equity Compensation Plan Information

The following table presents information regarding options and rights outstanding under our compensation plans as of December 31, 2010:

Plan Category(1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,903,370	$1.50	1,613,519
Equity compensation plans not approved by security holders(2)	313,122	$6.83	—
Total	3,216,492	$2.02	1,613,519

(1)   A narrative description of the material terms of our equity compensation plans is set forth in Note 5 to our consolidated financial statements for the year ended December 31, 2010.

(2)   In addition, we have made grants outside of our equity plans and have outstanding options exercisable for 313,122 shares of our common stock. These options were granted as an inducement for employment or for the rendering of consulting services.

Vote Required

To approve this proposal, the affirmative vote of a majority of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan.

(PROPOSAL 4)

AUTHORIZATION OF OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF 1-FOR-2 TO 1-FOR-8, SUCH RATIO TO BE DETERMINED BY THE BOARD

Summary

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the Board to amend our Second Amended and Restated Certificate of Incorporation, as amended, which we will refer to as the Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of 1-for-2 to 1-for-8. Approval of this Proposal No. 4 will grant the Board of Directors the authority, without further action by the stockholders, to carry out such action any time prior to our Annual Meeting of Stockholders in 2012, with the exact exchange ratio and timing to be determined at the discretion of the Board of Directors. The exchange ratio range of 1-for-2 to 1-for-8 is based on the trading price of our common stock over the last six months.

As discussed in greater detail below, the Board intends to amend our Certificate of Incorporation to effect the reverse stock split only if it is necessary for the Company’s common stock to regain compliance with the $1.00 per share minimum bid price requirement, one of the continued listing requirements of the NASDAQ Capital Market, on which our common stock is currently listed, and only upon a determination by the Board that such action is our and our stockholders’ best interests.  Such determination shall be based upon a number of factors, including:

•

the then-existing and expected trading prices for our common stock;

•

the existing and expected marketability and liquidity of our common stock; and

•

the then-prevailing market conditions.

A sample form of the certificate of amendment to our Certificate of Incorporation relating to this Proposal No. 4, which we would file with the Secretary of State of the State of Delaware to effect the reverse stock split, is attached to this proxy statement as Annex B.

Except for adjustments that may result from the treatment of fractional shares resulting from the reverse stock split, as explained below under the caption “Fractional Shares,” each stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

Rationale for a Reverse Stock Split

Our common stock trades on the NASDAQ Capital Market, which we believe helps support and maintain stock liquidity and company recognition for our stockholders.  The primary reason our Board believes a reverse stock split may be desirable is to maintain the listing of our common stock on the NASDAQ Capital Market.  By potentially increasing our stock price through the reverse stock split, we would reduce the risk that our stock will be delisted from the NASDAQ Capital Market, which requires, among other things, that listed companies maintain a closing bid price of at least $1.00 per share.

Companies listed on the NASDAQ Capital Market are subject to various rules and requirements imposed by the NASDAQ Stock Market which must be satisfied in order to continue having their stock listed on the exchange.  We have been out of compliance with NASDAQ’s minimum bid price requirement since the fall of 2010.   On September 13, 2010, we received a letter from the NASDAQ staff notifying us of our lack of compliance with this requirement and our being afforded a cure period of 180 calendar days to regain compliance.  On March 15, 2011, we received a letter from the NASDAQ staff notifying us that we had not regained compliance with the minimum bid price requirement during the 180-calendar day cure period and were not entitled to a second 180-calendar day cure period under applicable NASDAQ listing rules because, as of that date, we did not meet all of the standards for initial listing on the NASDAQ Capital Market other than the minimum bid price requirement.  Accordingly, the NASDAQ staff advised us that our common stock was subject to delisting from the NASDAQ Capital Market unless we requested a hearing before a NASDAQ Listing Qualifications Panel, or the Panel.  On March 31, 2011, the NASDAQ staff advised us that, in addition to our deficiency with respect to the minimum bid price requirement, our stockholders’ equity as of December 31, 2010 was below $2.5 million, another of the NASDAQ Capital Market’s continued listing requirements.

In an effort to maintain our listing on the NASDAQ Capital Market, we requested a hearing before a Panel, which was held on April 28, 2011.  At the hearing, we advised the Panel members that as a result of equity financings completed in April 2011, we expected that our balance sheet for the quarterly period ending June 30, 2011, would reflect stockholders’ equity in excess of the $2.5 million listing requirement and we believed we would be able to maintain compliance with the stockholders’ equity requirement for the foreseeable future.  We requested that the Panel grant us an exception with respect to the stockholders’ equity requirement through the earlier of the date we file our quarterly report on Form 10-Q for the quarterly period ending June 30, 2011, or the date we file a Form 8-K (or Form 8-K amendment) that includes pro forma financial statements in connection with the closing of our acquisition of MicroFluidic Systems, at which time we expect  that such financial statements will evidence that we have regained compliance with the stockholders’ equity requirement.

With respect to the minimum bid price deficiency, we requested that the Panel grant us an exception from the listing requirement, of up to 180-calendar days from the date of the NASDAQ staff’s March 15, 2011 delisting determination letter (the maximum period within the Panel’s discretion under applicable NASDAQ listing rules), to enable us to regain compliance with the $1.00 minimum bid price.  In connection with this request, we advised the Panel that we intended to seek stockholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split for this purpose, such proposal to be included in our proxy statement for our 2011 Annual Meeting of Stockholders.

The Panel provided us with an exception period to regain compliance with the continued listing requirements, as follows:

•

Minimum Bid Price Requirement.  On or before September 12, 2011, our common stock must evidence a closing bid price of $1.00 or more for a minimum of 10 consecutive days. ;The September 12, 2011 deadline represents the full extent of the Panel’s authority with respect to the minimum bid price deficiency (i.e., 180 days from the date of the NASDAQ staff deficiency letter to us, which was March 15, 2011).

•

Stockholders’ Equity Requirement.  On or before August 15, 2011, we must file with the Securities and Exchange Commission (i) a current report on Form 8-K with pro forma financial statements giving effect to the our acquisition of MicroFluidic Systems (a transaction which closed on May 23, 2011), and (ii) our quarterly report on Form 10-Q for the second quarter of 2011, including interim financial statements, which reflect that we have stockholders’ equity in excess of $2.5 million.

In addition, the Panel, in its discretion, determined to appoint a Hearings Panel Monitor to monitor our maintenance of compliance with the stockholders’ equity requirement through May 31, 2012.  During this period, we will be obligated to notify the Panel in the event that our stockholders’ equity falls below $2.5 million or if we cease to comply with any other applicable continued listing requirement.  Should we not regain, and maintain during the monitor period, compliance with the continued listing requirements of the NASDAQ Capital Market, we may not be afforded the additional time provided by applicable Nasdaq Listing Rules and, as such, may be subject to delisting on a more expedited basis than would otherwise be the case.

A reverse stock split by a publicly traded company reduces the number of shares outstanding, but leaves the market capitalization of the company the same, which results in an increase in the price per share of the company’s stock. Put another way, after a reverse stock split, the enterprise value of the company is spread over fewer shares and so the per share price of the stock will be higher. As an example, a hypothetical company with 100 million shares outstanding and a market capitalization of  $50 million (or $.50 per share) would, following its effecting a 1-for-4 reverse stock split, have 25 million shares outstanding and, assuming no change in its market capitalization of $50 million, a post-reverse split share price of $2.00 ($50 million divided by 25 million shares).

We are asking stockholders to approve this Proposal because we believe a reverse stock split will result in a higher price per share for outstanding shares of our common stock. This, we believe, could provide a number of potential advantages. We describe each of these below.

Potential Advantages from a Reverse Stock Split

Potential Advantage #1 — Maintain NASDAQ Capital Market Listing. We believe that having our common stock delisted from the NASDAQ Capital Market would be undesirable for our stockholders and potentially bad for our business. Among other things, being delisted could reduce the liquidity of our common stock. We also deem valuable our ticker symbol, which is easily recognized as “PSID” and which we could lose if we were delisted by the NASDAQ Capital Market. Also, being listed on the NASDAQ Capital Market carries with it certain prestige and we feel it improves the recognition of our Company.

While no assurances can be given, our Board believes that a reverse stock split, at a ratio ranging from 1-for-2 to 1-for-8, would result in an increase in our price per share, and thereby help us meet the $1.00 per share minimum bid price requirement. While our stock price could trade above $1.00 on its own accord over the next few months, our Board believes that it is in our best interests and in the interests of our stockholders to seek authorization of the Board, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split so that we can regain compliance even if our stock trading price does not increase above $1.00 per share by September 12, 2011, the end of our compliance period.

Potential Advantage #2 — Facilitate Potential Future Financings.  By preserving our NASDAQ Capital Market listing, we can continue to consider and pursue a wide range of future financing options to support our business. We believe being listed on a national securities exchange, such as the NASDAQ Capital Market, is valued highly by many long-term investors such as large institutions. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

Potential Advantage #3 — Increase Our Common Stock Price to a Level More Appealing for Investors.  We believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower priced securities and that brokerage firms may be reluctant to recommend lower priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell his, her or its shares, or are less likely to be followed by institutional securities research firms. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage further interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for our common stock than that which currently exists.

 Certain Risks Associated with the Reverse Stock Split

The proposed reverse stock split may not ultimately increase our stock price, which would prevent us from realizing some of the anticipated benefits of the reverse stock split, including maintaining our listing on The NASDAQ Capital Market.

The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to regain compliance with the NASDAQ Capital Market minimum bid price listing standard.  However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied.  It is possible that the per share price of our common stock immediately after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split.

Further, there can be no assurance that the market price of our post-reverse split shares will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.  It is not uncommon for the share price of a company that has effected a reverse stock split to decline in the months following the split. If we effect a reverse stock split and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.  In any event, other factors unrelated to the number of shares of our common stock outstanding, such as our future operating results, will influence the market price of our stock.

In addition, there can be no assurance that our stock will not be delisted due to a failure in the future to meet other continued listing requirements, including the minimum stockholders’ equity requirement, even if the market price per post-reverse stock split share of our common stock regains and remains in compliance with the $1.00 per share requirement.

A reverse stock split may not increase our stock price over the long-term, which may prevent us from continuing to qualify for listing on The NASDAQ Capital Market.

While we expect that a reverse stock split, together with the other actions we advised the Panel of at the hearing, will enable us to regain compliance with all of the applicable continued listing standards of The NASDAQ Capital Market and that we will be able to continue to meet NASDAQ’s on-going quantitative and qualitative listing requirements for the foreseeable future, we cannot be sure that this will be the case.  Negative financial or operational results or adverse market conditions could affect the market price of our common stock and jeopardize our ability to meet or maintain applicable NASDAQ continued listing requirements.  Furthermore, in addition to its enumerated listing and maintenance standards, NASDAQ has broad discretionary authority over the initial and continued listing of securities, which it could exercise with respect to our common stock.

The proposed reverse stock split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the proposed reverse split given the reduced number of shares that will be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.  In addition, the proposed reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales.

If we effect a reverse stock split, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While our Board of Directors believes that a higher stock price may help generate greater/broader investor interest, there can be no assurance that a reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Principal Effects of the Reverse Stock Split

Reduction of Shares Held by Our Stockholders.

After the effective date of the proposed reverse stock split, each stockholder will own fewer shares of our common stock.  However, the proposed reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that the reverse split results in any of our stockholders owning a fractional share, as described below.  For example, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold two percent of the voting power of the outstanding shares of common stock immediately after the reverse stock split.

The number of stockholders of record will not be affected by the proposed reverse stock split, except to the extent that any stockholder holds only a fractional share interest after the reverse stock split is effected and receives cash for such interest.

Change in Number and Exercise Price of Outstanding Options and Warrants; Change in Number of Shares of Common Stock Underlying, and Conversion Price of, Outstanding Convertible Stock.

The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our equity plans in proportion to the exchange ratio selected by the Board.

 Under the terms of our outstanding equity awards and warrants, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the exercise price of such awards and warrants.  The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

In addition, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon the conversion of shares of our convertible preferred stock in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the conversion price of such shares of preferred stock.

Reduction in Number of Outstanding Shares; Increase in Number of Unreserved Shares.

 If the proposed reverse stock split is effected, it will automatically apply to all shares of our common stock, including the number of shares of our common stock issuable upon the exercise of outstanding stock options and warrants and the conversion of convertible preferred stock.  The proposed reverse stock split will reduce the total number of outstanding shares of common stock by the split ratio determined by our Board.  The following table contains approximate information relating to our common stock under certain of the possible split ratios, based on share information as of July 8, 2011:

	July 8, 2011	1-for-2	1-for-4	1-for-6	1-for-8

Number of authorized shares	70,000,000	70,000,000	70,000,000	70,000,000	70,000,000

Number of outstanding shares	40,705,076	20,352,538	10,176,269	6,784,179	5,088,135

Number of shares reserved for issuance upon exercise of outstanding stock options and warrants, and the conversion of convertible preferred stock	5,608,304	2,804,152	1,402,076	934,717	701,038

Number of shares reserved for issuance in connection with future awards under our equity compensation plans (1)	1,108,519	554,260	277,130	184,753	138,565

Number of authorized and unreserved shares	22,578,101	46,289,050	58,144,525	62,096,351	64,072,262

(1)   A narrative description of the material terms of our equity compensation plans is set forth in Note 5 to our consolidated financial statements for the year ended December 31, 2010.

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split.  Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock.  At present, we have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split.  However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable NASDAQ listing standards), including, among other things: (i) raising capital necessary to fund our future operations; (ii) providing equity incentives to our employees, officers, directors and consultants; (iii) entering into collaborations and other strategic relationships; and (iv) expanding our business through the acquisition of other businesses or products.

Regulatory Effects.

Our common stock is currently registered under Section 12(b) of the Securities Exchange of 1934, as amended, or the Exchange Act.  We are subject to the periodic reporting and other requirements of the Exchange Act.  Filing an amendment to the Certificate of Incorporation to effect a reverse stock split will not affect the registration of our common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC.  If the proposed reverse stock split is implemented, we would expect our common stock to continue to trade on The NASDAQ Capital Market under the symbol “PSID” (although NASDAQ would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred).

Board Discretion to Implement the Reverse Stock Split

Should we receive the required stockholder approval of Proposal 4 at the 2011 Annual Meeting of Stockholders, our Board of Directors will have the authority to file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware and thereby implement the reverse stock split.  The Board will have the authority to take such action at any time prior to our 2012 Annual Meeting of Stockholders.  The Board intends to take such action only if it is necessary for the Company’s common stock to regain compliance with the $1.00 per share minimum bid price requirement, and only upon a determination by the Board that such action is our and our stockholders’ best interests.  Such determination shall be based upon a number of factors, including:

•

the then-existing and expected trading prices for our common stock;

•

the existing and expected marketability and liquidity of our common stock; and

•

the then-prevailing market conditions.

Notwithstanding receipt of the required stockholder approval of Proposal 4 at the 2011 Annual Meeting of Stockholders, our Board of Directors may, in its sole discretion, abandon the proposed amendment to our Certificate of Incorporation and determine not to effect the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law.  If the Board determines not to implement the reverse stock split prior to the 2012 Annual Meeting of Stockholders, we would be required, once again, to seek stockholder approval to implement a reverse stock split.

Effective Date

The proposed reverse stock split would become effective on the date of filing of the proposed amendment to the Certificate of Incorporation (in the form attached to this proxy statement as Annex B) with the office of the Secretary of State of the State of Delaware.  Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior to the effective date will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the Board, which ratio shall be within the limits set forth in this Proposal  4.

Fractional Shares

Stockholders will not receive fractional shares in connection with the proposed reverse stock split. Instead, we will pay to each registered stockholder, in cash, the value of any fractional share interest in our common stock arising from the reverse stock split. Those registered stockholders who hold their shares of our common stock in certificated form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The amount of the cash payment will equal the product obtained by multiplying (a) the number of shares of common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest, by (b) the volume weighted average price of our common stock as reported on The NASDAQ Capital Market, or other principal market of our common stock, as applicable, on the effective date of the reverse stock split. This cash payment may be subject to applicable U.S. federal, state and local income taxes.  We do not anticipate that the aggregate cash amount paid for fractional shares will be material to us.

 No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional share interest in our common stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

Procedures for Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If we implement the proposed reverse stock split, our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Certificated Stockholders. Some of our registered stockholders hold all their shares in certificated form. If any of your shares are held in certificated form, you will receive a transmittal letter from our transfer agent, Registrar and Transfer Company, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent.

Registered and Beneficial Stockholders.  We intend to treat stockholders holding common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.01 per share after the reverse stock split.  As a result, on the effective date of the proposed reverse stock split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced proportionately and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced.  In future financial statements, we would restate per share net income or loss and other per share amounts for periods ending before the reverse stock split to give retroactive effect to the reverse stock split. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding.  We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following implementation of the proposed reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions to the Board of Directors and stockholders. Other than seeking authorization for the Board to amend our Certificate of Incorporation to effect the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of our company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to effect the reverse stock split, and we will not independently provide stockholders with any such right.

Certain Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service and other applicable authorities on the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to holders of shares or our common stock that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  Further, it does not address any state, local or foreign income or other tax consequences. This summary also assumes that the shares of common stock held immediately prior to the effective time of the reverse stock split (the “pre-reverse split shares”) were, and the new shares received (the “post-reverse split shares”) will be, held as a “capital asset,” as defined in the Internal Revenue Code (generally, property held for investment).

We believe that the material U.S. federal income tax consequences of the proposed reverse stock split would be as follows:

The proposed reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code.  Assuming the reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares.  The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

A holder of the pre-reverse split shares who receives cash generally will recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received.  Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year.

No gain or loss will be recognized by us as a result of the proposed reverse stock split.

Our beliefs regarding the tax consequences of the proposed reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax adviser with respect to all of the potential tax consequences to you of the reverse stock split.

Vote Required

To approve Proposal 4, the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, is required.  Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board.

OTHER MATTERS

Stockholder Proposals for 2012 Annual Meeting. Stockholder proposals intended to be included in our 2012 Proxy Statement must be submitted in writing to our Secretary no later than March 22, 2012, pursuant to Rule 14a-8 of the Exchange Act. However, if we change the date of our 2012 Annual Meeting by more than 30 days from the date of our 2011 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2012 Annual Meeting. Proposals by stockholders to be presented at our 2012 Annual Meeting (but not intended to be included in our 2012 Proxy Statement) must be submitted in writing to our Secretary no earlier than April 28, 2012, but no later than May 28, 2012, in accordance with our bylaws; however, in the event that 2012 Annual Meeting is called for a date that is not within 45 days before or after the anniversary date of our 2011 Annual Meeting, to be timely, the stockholder’s notice must be received not earlier than the opening of business on the 120th day before the 2012 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2012 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2012 Annual Meeting is made. Otherwise, the proxies named by our Board of Directors may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.

Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2011 Annual Meeting of Stockholders, the stockholder may receive printed copies by contacting Allison Tomek, Investor Relations, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 805-8008.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household in the future should also contact Allison Tomek, Investor Relations, by mail or telephone, as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Financial Statements. Our consolidated financial statements for the year ended December 31, 2010 are included in our 2010 Annual Report to Stockholders. Copies of the Annual Report are being sent to our stockholders concurrently with the mailing of this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

WILLIAM J. CARAGOL

President and Chief Financial Officer

Delray Beach, Florida
July 15, 2011

ANNEX A

POSITIVEID CORPORATION

2011 STOCK INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.

2. Definitions.  As used herein, the following definitions shall apply:

(a) ”Administrator” means the Board or any Committee or Officer as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) ”Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(b).

(c) ”Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(d) ”Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.

(e) ”Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Administrator.

(f) ”Board” means the Board of Directors of the Company.

(g) ”Cash Award” means an award payable in the form of cash.

(h) ”Change in Control” means the happening of any of the following:

(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the effective date of a complete liquidation of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which in both cases are approved by the stockholders of the Company as may be required by law.

(i) ”Code” means the Internal Revenue Code of 1986, as amended.

(j) ”Committee” means a committee appointed by the Board in accordance with Section 4 of the Plan.

(k) ”Compensation Committee” means the Compensation Committee of the Board.

(l) ”Common Stock” means the common stock, $.01 par value, of the Company.

(m) ”Company” means PositiveID Corporation.

(n) ”Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(o) ”Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(p) ”Covered Stock” means the Common Stock subject to an Award.

(q) ”Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(r) ”Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(s) ”Director” means a member of the Board or a member of the Board of Directors of a Parent or Subsidiary.

(t) ”Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(u) ”Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(v) ”Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) ”Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Administrator on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Administrator taking into account such facts and circumstances deemed to be material by the Administrator to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Administrator by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(x) ”Grantee” means an individual who has been granted an Award.

(y) ”Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) ”Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) ”Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) ”Option” means a stock option granted under the Plan.

(cc) ”Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

(dd) ”Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(ee) ”Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

(ff) ”Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.

(gg) ”Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(hh) ”Performance Share” has the meaning set forth in Section 9 of the Plan.

(ii) ”Performance Unit” has the meaning set forth in Section 9 of the Plan.

(jj) ”Plan” means this PositiveID Corporation 2011 Stock Incentive Plan.

(kk) ”Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(ll) ”Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) ”Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn) ”Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.

(oo) ”Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 6,000,000 Shares, of which 6,000,000 can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or SAR is in the form of Shares, the Shares subject to the Option or SAR shall be counted against the available Shares as one Share for every Share subject to the Option or SAR, regardless of the number of Shares used to settle the SAR upon exercise.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to different groups of Employees and Consultants, provided however, that the administrative authority set forth in items (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), and (xvi) of Section 4(b) below shall be exercised only by the Compensation Committee. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

(ii) Rule 16b-3.  To the extent the Board or the Compensation Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code.  To the extent the Board or the Compensation Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(iv) Authorization of Officers to Grant Options.  In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Officer, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(w) of the Plan;

(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Administrator may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;

(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.

(a) Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b) Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c) Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Administrator, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

(d) Termination of Employment or Consulting Relationship.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement, and subject to Section 13 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e) Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.

(f) Death of Grantee.  In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee.  Except as otherwise provided in Section 5(g)(i) below, in the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.

(h) Termination by Employer Not for Cause.  In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(i) Termination for Cause.  Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.

(j) Nontransferability of Awards.

(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6. Stock Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and (2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Administrator, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”) or; subject to the approval of the Administrator:

(i) by the surrender of all or part of an Award (including the Award being exercised);

(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(iii) in other property, rights and credits deemed acceptable by the Administrator, including the Participant’s promissory note; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Administrator.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.

(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.

(b) Exercise of SARs.  SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 2,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Administrator.

(a) Administrator Action.  The Administrator acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Performance-Based Restricted Stock.

(b) Performance-Based Restricted Stock.

(i) Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Compensation Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii) Share Limitation.  No more than 2,000,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.

(iii) Grant Conditions.  The Compensation Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Compensation Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Compensation Committee shall make each grant subject to the attainment of certain performance targets. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv) Forfeiture Conditions.  The Compensation Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Compensation Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.

(i) Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.

(ii) Grant Conditions.  The Administrator acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii) Forfeiture Conditions.  The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e) Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Administrator shall determine.

(b) Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(c) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(d) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Cash Awards.  The Administrator may grant Cash Awards at such times and in such amounts as it deems appropriate.

(a) Annual Limits.  Notwithstanding the foregoing, the amount of any Cash Award in any Fiscal Year to any Grantee shall not exceed the greater of $300,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such Fiscal Year.

(b) Restrictions.  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Administrator may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Cash Awards that are intended to be Performance-Based Compensation. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards.  The Administrator shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

12. Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator. The Administrator may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

13. Adjustments Upon Changes in Capitalization or Change in Control.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b) Change in Control.  In the event of a Change in Control, then the following provisions shall apply:

(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;

(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(iii) all Shares of Restricted Stock shall become fully vested;

(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Compensation Committee; and

(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Compensation Committee.

In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Compensation Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

18. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

20. Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

21. Construction.  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).

ANNEX B

FORM OF SECOND CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION,

AS PREVIOUSLY AMENDED,

OF

POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the “Corporation”) is PositiveID Corporation, formerly known as VeriChip Corporation.  The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 29, 2001.

2. The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (the “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof.  The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing Section 4.1 of the Article numbered “IV” so that, as amended, Section 4.1 shall be and read as follows:

“Section 4.1 Authorized Capital Stock

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 75,000,000 shares, consisting of 70,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 5,000,000 shares of preferred stock, par value $0.001 per shares (the “Preferred Stock”).

No holder of stock of any class or series of the Corporation, whether now or hereafter authorized or issued, shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, or of any securities convertible into stock of any class or series, or to which are attached or with which are issued warrants or rights to purchase any such stock, whether now or hereafter authorized, issued or sold, whether issued for moneys, property or services, or by way of dividend or otherwise, or any right or subscription to any thereof, other than such, if any, as the Board of Directors in its discretion may from time to time fix, pursuant to authority hereby conferred upon it; and any shares of stock or convertible obligations with warrants or rights to purchase any such stock, which the Board of Directors may determine to offer for subscription, may be sold without being first offered to any of the holders of the stock of the Corporation of any class or classes or series or may, as the Board may determine, be offered to holders of any class or classes or series of stock exclusively or to the holders of all classes or series of stock, and if offered to more than one class or series of stock, in such proportions as between such classes or series of stock as the Board of Directors, in its discretion, may determine.

Effective at [ ].m. on [         ], 20[  ]  (the “Effective Time”), every [*] shares of Common Stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof,  into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of Common Stock.  The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock.  A holder of Old Common Stock who otherwise would be entitled to receive fractional shares of  New Common Stock because they hold a number of shares of Old Common Stock not evenly divisible by the Reverse Stock Split ratio will be entitled to receive a cash payment equal to the product obtained by multiplying (a) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest, by (b) the volume weighted average price of the Old Common Stock as reported on The NASDAQ Capital Market, or other

B-1

principal market of the Old Common Stock, as applicable, on the date of the Effective Time of the Reverse Stock Split.  Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.”

4.  Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on August 26, 2011 upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

5.  The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this ____ day of _______________, 20__.

POSITIVEID CORPORATION

By:
Name:
Title:

* The date inserted will be the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

B-2

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

POSITIVEID CORPORATION 1690 S. CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FL 33445

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following:				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except

1.	Election of Directors			0	0	0
	Nominees

01	Scott R. Silverman	02	William J. Caragol	03	Jeffrey S. Cobb	04	Barry M. Edelstein	05	Michael E. Krawitz
06	Ned L. Siegel

The Board of Directors recommends a vote FOR proposals 2, 3, and 4.
									For	Against	Abstain
2.	Ratification of Eisner as our independent registered public accounting firm for the year ended December 31, 2011								0	0	0

3.	Approval and adoption of the PositiveID Corporation 2011 Stock Incentive Plan								0	0	0

4.	Authorization of the Board of Directors, in its discretion, to amend our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-8, such ratio to be determined by the Board								0	0	0

NOTE: In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

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POSITIVEID CORPORATION Annual Meeting of Stockholders August 26, 2011 9:00 A.M. This proxy is solicited by the Board of Directors

The undersigned hereby appoints Scott R. Silverman and William J. Caragol, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the  shares of common stock, $0.01 par value, of PositiveID Corporation, a Delaware corporation, or PositiveID, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, at 9:00 a.m., Eastern Standard Time, on Friday, August 26, 2011, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

You can vote your proxy by either (i) internet; (ii) telephone; or (iii) mail. Internet and telephone voting is available through 11:59 p.m. (ET) on August 25, 2011. To vote by telephone, use any touch-tone telephone and dial 1-800-690-6903. Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website www.proxyvote.com. Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.

If you have voted by internet or telephone, there is no need to mail back your proxy card.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on August 26, 2011

The proxy statement, proxy card and annual report to stockholders are available at: www.proxyvote.com

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Continued and to be signed on reverse side